Proprietary © Gentherm 2024 Fourth Quarter Results February 19, 2025 Exhibit 99.2

Forward-Looking Statements Proprietary © Gentherm Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The forward-looking statements are subject to a number of significant assumptions, risks, uncertainties (some of which are out of our control) and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

OBSERVATIONS Profitable growth through conquest mapping, increasing scale and improving efficiency Customer’s Partner of Choice Revenue Growth Margin Expansion Cash Generation Strong Technology Foundation Opportunity to Drive Operational Improvement OPPORTUNITIES Map Conquests for Profitable Growth Broaden Application of Technologies Implement Business Process Standardization and Maximize Utilization OUTCOME Proprietary © Gentherm Initial Observations

Industry Leading Technologies with Broad Market Application

GENTHERM

Core Technology Competencies



ADVANCED SENSING
SOFTWARE AND ELECTRONICS
Thermal & Pneumatic Solutions
HUMAN-CENTRIC SCIENCE-BASED DESIGN
SYSTEMS ENGINEERING

2023 Strategy Update

Scalable Technology Platforms

THERMAL MANAGEMENT

- CCI™ Portfolio
- Blanketrol® III System
- Astopad®

AIR MOVING DEVICES

- CCS® Portfolio
- WarmAir®
- CCS® Neck Conditioner

PNEUMATIC SOLUTIONS

- Puls.A™ Pulsating Massage
- PCS™ Lumbar Support
- PCS™ Massage

VALVE SYSTEMS

- Fuel Management
- Controlled Air Flow
- Special Solutions

Industry: Automotive Medical

Modality: Resistive Liquid Air

Way Forward

- Customer centric, systems-oriented approach
- Leverage technology portability to drive scale
- Maintain industry leading, core technology platforms
- Business process standardization

Proprietary © Gentherm 4

Increased Adoption of Next Generation Technologies

GENTHERM

2021

ClimateSense® – gm

Memory Seat Module IPS® – Ford

CCS® Neck Conditioner – Mercedes-Benz

2022

ClimateSense® – gm

CCS® High-Power Series – Toyota

CCS® Neck Conditioner – STELLANTIS

2023

ClimateSense® Software – gm

Next Gen Control Units – gm, STELLANTIS

2024

Puls.A™ Massage – Land Rover, BMW, HYUNDAI

CCS® CompactVent™ – Great Wall, HYUNDAI

CCS® Quiet Blower – Great Wall, *Global EV Manufacturer*

ComfortScale™ – gm

Proprietary © Gentherm 5

Delivered record financial performance while positioning Gentherm for future growth Highlights 02 $640M in Automotive New Business Awards 03 Continued strong launch activity; 18 different vehicles across 12 OEMs Record revenue and profitability for Medical Segment $2.4B in Automotive New Business Awards, led by accelerated adoption of innovations Record company Adjusted EBITDA of $183M Maintained net leverage ~0.5x while investing in operations and share repurchases 4Q FY Proprietary © Gentherm

(Dollars in thousands, except per share data) 2024 2023 2024 2023 Product Revenues $ 352,914 $ 366,933 $ 1,456,124 $ 1,469,076   Automotive 338,834 353,945 1,406,278 1,422,952   Medical 14,080 12,988 49,846 46,124 Gross Margin 86,104 96,296 366,431 351,624 Gross Margin % 24.4% 26.2% 25.2% 23.9% Operating Expenses 62,463 64,593 259,416 274,185 Operating Income 23,641 31,703 107,015 77,439 Adjusted EBITDA 41,374 49,022 182,892 180,584 Adjusted EBITDA Margin 11.7% 13.4% 12.6% 12.3% Diluted EPS - As Adjusted $ 0.29 $ 0.90 $ 2.33 $ 2.59 Twelve Months Ended December 31 Three Months Ended December 31 Proprietary © Gentherm Select Income Statement Data

Select Balance Sheet Data December 31, 2024 June 30, 2023 December 31, 2023 December 31, 2022 December 31, 2022 Cash and Cash Equivalents $ 134,134 $ 149,673 Total Assets  1,247,556 1,234,371 Debt 220,201 222,838    Current 137 621    Non-Current 220,064 222,217 Revolving LOC Availability 280,000 278,000 Total Liquidity 414,134 427,673 (Dollars in thousands) Proprietary © Gentherm

2025E(1) Comments Product Revenues $1.4B – $1.5B ~2% growth (ex-fx) in declining market Adjusted EBITDA Margin 12% – 13% Expansion > 50 bps excluding footprint actions Adjusted Effective Tax Rate 26% – 29% ~ Flat year-over-year Capital Expenditures $70M – $80M Growth and footprint investments Based on the current forecast of customer orders, our expectations of near-term conditions, and light vehicle production in our key markets decreasing at low single digit rate for full year 2025 versus 2024, and a EUR to USD exchange rate of $1.03/Euro. These assumptions do not include any impact of potential changes to tariffs. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided. Proprietary © Gentherm 2025 Guidance

Appendix Proprietary © Gentherm

Use of Non-GAAP Financial Measures In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”); Adjusted EBITDA margin; adjusted earnings per share (“Adjusted earnings per share” or “Adjusted EPS”); free cash flow; Net Debt; net leverage ratio (“net leverage”); revenue, segment revenue and product revenue excluding foreign currency translation and other specified gains and losses; Automotive Climate and Comfort Solutions revenues; and adjusted operating expenses, each a non-GAAP financial measure. See the Company’s earnings release dated February 19, 2025, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. Proprietary © Gentherm

(Dollars in thousands) 2024 2023 2024 2023 Net Income $ 15,321 $ 18,087 $ 64,947 $ 40,343 Add Back:      Depreciation and Amortization  12,587 12,062 51,329 50,416      Income Tax Expense (Benefit) 20,787 (867) 37,318 14,611      Interest Expense, net 3,344 5,197 15,300 14,641 Adjustments:     Non-Cash Stock-Based Compensation 98 3,164 10,432 11,756      Restructuring Expenses, net 768 1,327 13,110 4,739      Unrealized Currency (Gain) Loss  (16,970) 4,898 (10,719) 9,125 Leadership Transition Expenses 3,802 – 3,802 – Impairment of Intangible Assets and Property and Equipment 1,971 – 2,501 –      Acquisition and Integration Expenses – 578 – 5,308      Impairment of Goodwill – – – 19,509      Non-Automotive Electronics Inventory (Benefit) Charge (103) 575 (4,554) 6,064 Other (231) 4,001 (574) 4,072 Adjusted EBITDA  41,374 49,022 182,892 180,584 Product Revenues 352,914 366,933 1,456,124 1,469,076 Net Income Margin 4.3% 4.9% 4.5% 2.7% Adjusted EBITDA Margin 11.7% 13.4% 12.6% 12.3% Twelve Months Ended December 31 Three Months Ended December 31 Proprietary © Gentherm Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

Reconciliation of Adjusted EPS 2024 2023 2024 2023 Diluted EPS - As Reported $ 0.49 $ 0.56 $ 2.06 $ 1.22 Non-Cash Purchase Accounting Impacts 0.05 0.05 0.20 0.22 Restructuring Expenses, net 0.02 0.04 0.42 0.14 Unrealized Currency (Gain) Loss  (0.55) 0.15 (0.34) 0.28 Leadership Transition Expenses 0.12 – 0.12 – Impairment of Intangible Assets and Property and Equipment 0.06 – 0.08 – Acquisition and Integration Expenses – 0.02 – 0.16 Impairment of Goodwill – – – 0.59 Non-Automotive Electronics Inventory (Benefit) Charge – 0.02 (0.14) 0.18 Other (0.01) 0.12 (0.02) 0.12 Tax Effect of Above 0.10 (0.07) (0.05) (0.33) Rounding 0.01 0.01 – 0.01 Diluted EPS - As Adjusted 0.29 0.90 2.33 2.59 Three Months Ended December 31 Twelve Months Ended December 31 Proprietary © Gentherm